                                                                  EXECUTION COPY
                                                                  Exhibit 10.44
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                           SECURITY DEPOSIT AGREEMENT
                                   (CH-282SK)


                          Dated as of December 27, 2001



                                      among

                           CHAUTAUQUA AIRLINES, INC.,

                                  as Borrower,

             AGENCIA ESPECIAL DE FINANCIAMENTO INDUSTRIAL - FINAME,

                                    as Lender

                                       and

                               JPMORGAN CHASE BANK


             as Security Deposit Trustee and Securities Intermediary


                                 * * * * * * * *

                             One Embraer EMB-145 LR
                    United States Registration Number N282SK


================================================================================





----------
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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                                                                  EXECUTION COPY

                                TABLE OF CONTENTS

                                                                                                                 PAGE
SECTION 1.        DEFINITIONS.....................................................................................1

         SECTION 1.1           Certain Defined Terms..............................................................1
         SECTION 1.2           Other Definitional Provisions......................................................1

SECTION 2.        APPOINTMENT OF SECURITY DEPOSIT TRUSTEE; ESTABLISHMENT OF SECURITIES DEPOSIT ACCOUNT............2

         SECTION 2.1           Appointment of Security Deposit Trustee............................................2
         SECTION 2.2           Creation of Securities Deposit Account.............................................2
         SECTION 2.3           Security Interests.................................................................3

SECTION 3.        DEPOSITS INTO SECURITIES DEPOSIT ACCOUNT........................................................3

         SECTION 3.1           Deposit into Securities Deposit Account............................................3
         SECTION 3.2           Deposit Irrevocable................................................................3

SECTION 4.        TRANSFERS FROM SECURITIES DEPOSIT ACCOUNT.......................................................3

         SECTION 4.1           Payments of Loan B Debt Service....................................................3
         SECTION 4.2           Transfers to Lender................................................................4
         SECTION 4.3           Transfers Following Certain Events.................................................4
         SECTION 4.4           Withholding of Tax.................................................................4

SECTION 5.        INVESTMENT......................................................................................5

SECTION 6.        SECURITY DEPOSIT TRUSTEE........................................................................5

         SECTION 6.1           Rights, Duties, etc................................................................5
         SECTION 6.2           Resignation or Removal.............................................................6

SECTION 7.        DETERMINATIONS..................................................................................7

         SECTION 7.1           Determinations.....................................................................7
         SECTION 7.2           Cash Available.....................................................................7

SECTION 8.        MISCELLANEOUS...................................................................................8

         SECTION 8.1           Severability.......................................................................8
         SECTION 8.2           Counterparts.......................................................................8
         SECTION 8.3           Amendments.........................................................................8
         SECTION 8.4           APPLICABLE LAW; JURISDICTION.......................................................8
         SECTION 8.5           Notices; Payments..................................................................8

                                       -i-
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
         SECTION 8.6           Benefit of Agreement...............................................................9
         SECTION 8.7           Securities Account Control Agreement...............................................9

                                      -ii-
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                                                                  EXECUTION COPY

                      SECURITY DEPOSIT AGREEMENT (CH-282SK)

          SECURITY DEPOSIT AGREEMENT (CH-282SK) dated as of December 27, 2001 (this "AGREEMENT"), among Chautauqua Airlines, Inc., a New York corporation ("BORROWER"), Agencia Especial de Financiamento Industrial - FINAME, a Brazilian federal public company registered in the General Register of Taxpayers under the number 33.660.564/0001.00 ("LENDER"), JPMorgan Chase Bank, in its capacity as Security Trustee and as security deposit trustee hereunder ("SECURITY DEPOSIT TRUSTEE"), and JPMorgan Chase Bank, in its capacity as securities intermediary hereunder ("SECURITIES INTERMEDIARY").

          WHEREAS, concurrently with the execution and delivery of this Agreement, Borrower and Lender are entering into a Loan Agreement (Direct Loans) (CH-282SK) dated as of even date herewith (the "LOAN AGREEMENT") pursuant to which Lender agrees, subject to certain conditions contained in the Loan Agreement to make loans to the Borrower, evidenced by Note A and Note B, for the purpose of financing the export of the Aircraft;

          WHEREAS, the obligations of Borrower under the Loan Agreement, the Notes and the other Operative Agreements and the other Secured Obligations are secured by either the Security Agreement or by this Agreement; and

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS

          SECTION 1.1 CERTAIN DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

          SECTION 1.2 OTHER DEFINITIONAL PROVISIONS.

               (a) All terms defined in this Agreement shall have the defined meanings when used in any notice, certificate or other document given or delivered pursuant hereto.

               (b) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule, appendix and exhibit references are to this Agreement unless otherwise specified.

               (c) Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such agreement, instrument or document is in effect.

               (d) The meanings given to terms defined herein shall apply to both the singular and plural forms of such terms.

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               (e) Except as otherwise specified, each reference in this
Agreement to an Operative Agreement shall be deemed to refer to such Operative Agreement as the same may be amended, supplemented or otherwise modified from time to time.

               (f) Each reference in this Agreement to an applicable Law shall be deemed to refer to such applicable Law as the same may be amended, supplemented or otherwise modified from time to time.

               (g) Each reference in this Agreement to a Person shall be deemed to include such Person's successors and assigns.

     SECTION 2. APPOINTMENT OF SECURITY DEPOSIT TRUSTEE;
                ESTABLISHMENT OF SECURITIES DEPOSIT ACCOUNT

          SECTION 2.1 APPOINTMENT OF SECURITY DEPOSIT TRUSTEE. The Lender hereby appoints Security Trustee, as Security Deposit Trustee, and Security Trustee, hereby agrees to act in accordance with the express terms of this Agreement. Security Deposit Trustee agrees to accept all cash and investments to be delivered to or held by Security Deposit Trustee pursuant to the terms of this Agreement and, from such cash and investments, to make the transfers and distributions contemplated by this Agreement as and when required, subject to and in accordance with the terms hereof. Security Deposit Trustee shall hold and safeguard the Securities Deposit Account (and the cash and investments on deposit therein) during the term of this Agreement and shall treat the Securities Deposit Account and the cash and investments on deposit therein as an account and shall hold the cash and investments pledged by Borrower to Lender hereunder, as agent for, and for the benefit of, Lender in trust in accordance with the provisions hereof and will mark its records and all related documents to reflect that all such sums are held in trust for the benefit of Lender. The agreements of the Security Deposit Trustee under this Section 2.1 are expressly made subject to the provisions of Section 6.1 hereof.

          SECTION 2.2 CREATION OF SECURITIES DEPOSIT ACCOUNT.

               (a) The Security Deposit Trustee hereby confirms that the Security Deposit Trustee has established account number [*] in the name FINAME/CH PLEDGE ACCOUNT, F/A/O JPMorgan Chase Bank, as Security Deposit Trustee, Ref: Security Deposit Agreement (CH-282SK) dated as of December 27, 2001 Attn: Management (such account and any successor account the "SECURITIES DEPOSIT ACCOUNT") at the office of the Securities Intermediary located at 450 West 33rd Street, New York, New York 10001, as a special, segregated non-interest bearing and irrevocable trust account, which account shall be maintained at all times until the termination of this Agreement.

               (b) All cash and investments at any time on deposit in the Securities Deposit Account shall constitute trust funds to be held in the custody of Security Deposit Trustee for the purposes and on the terms set forth in this Agreement.

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* Confidential

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          SECTION 2.3 SECURITY INTERESTS.

               (a) In order to secure the performance by Borrower of the Secured Obligations relating to Loan B (the "LOAN B SECURED Obligations"), Borrower hereby pledges and assigns to Security Deposit Trustee, and creates in favor of Security Deposit Trustee, for the benefit of Lender, a first lien on and prior perfected security interest in and to, all of Borrower's right, title and interest in and to the Securities Deposit Account and all cash and investments at any time on deposit in the Securities Deposit Account and all proceeds of any of the foregoing (collectively, the "SECURITY DEPOSIT COLLATERAL").

               (b) All Security Deposit Collateral shall constitute collateral security as set forth in SECTION 2.3(a) for the payment and performance by Borrower of the Loan B Secured Obligations and shall at all times be subject to the sole dominion and control of Security Deposit Trustee, and shall be held in the custody of Security Deposit Trustee in trust for the purposes of, and on the terms set forth in, this Agreement.

               (c) Borrower shall not have any rights or powers with respect to the Security Deposit Collateral except that Borrower shall have the right to have the cash and investments in the Securities Deposit Account transferred in accordance with Section 4.

               (d) The agreements of the Security Deposit Trustee under this
SECTION 2.3 are expressly made subject to the provisions of SECTION 6.1 hereof. Other than as expressly set forth hereunder and under the Securities Account Control Agreement, the Security Deposit Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any Security Deposit Collateral or any arrangement or agreement between the Borrower and any Person with respect thereto, or the perfection or priority of any security interest created in any of the Security Deposit Collateral or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Security Deposit Collateral following an Event of Default.

     SECTION 3. DEPOSITS INTO SECURITIES DEPOSIT ACCOUNT

          SECTION 3.1 DEPOSIT INTO SECURITIES DEPOSIT ACCOUNT. On the Borrowing Date, Borrower shall pay an amount equal to the original principal amount of Note B to Security Deposit Trustee for deposit into the Securities Deposit Account.

          SECTION 3.2 DEPOSIT IRREVOCABLE. The deposit made into the Securities Deposit Account hereunder shall be irrevocable and the amount of such deposit and any instrument, investment or security (including Permitted Investments) held in such Securities Deposit Account hereunder and all interest, gains and other income thereon shall be held in trust by the Security Deposit Trustee and applied solely as provided herein.

     SECTION 4. TRANSFERS FROM SECURITIES DEPOSIT ACCOUNT

          [*]

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* Confidential

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[*]




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* Confidential

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[*]

     SECTION 5. INVESTMENT. Any cash held by Security Deposit Trustee in the Securities Deposit Account shall be invested by the Security Deposit Trustee in such Permitted Investments as from time to time directed in writing by Lender; PROVIDED, HOWEVER, that for the purposes of this Section 5 a Permitted Investment may (i) include trust accounts of the Security Deposit Trustee and
(ii) have a maturity which is more than 90 days after the purchase thereof but not later than the Loan B Maturity Date. Any interest, gain or other income realized as a result of any such investment shall be held as part of the Securities Deposit Account and reinvested as provided herein. Neither Security Deposit Trustee nor Borrower shall have any liability for any loss resulting from any Permitted Investment or the sale thereof. Any Permitted Investment may be sold (without regard to maturity date) by Security Deposit Trustee whenever necessary to make any transfer or distribution required by this Agreement. In the event that there is more than one Transfer Date, Security Deposit Trustee shall, however, use its reasonable best efforts to ensure that losses do not arise from the selection of Permitted Investments to be sold.

     SECTION 6. SECURITY DEPOSIT TRUSTEE

          SECTION 6.1 RIGHTS, DUTIES, ETC. The acceptance by Security Deposit Trustee of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Security Deposit Trustee:

               (a) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it;

               (b) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which it in good faith believes to be genuine;

               (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its own gross negligence or willful misconduct or negligence in the handling of funds;

               (d) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof;

               (e) it shall have no duties as Security Deposit Trustee except those which are expressly set forth herein and in any modification or amendment hereof; PROVIDED, HOWEVER,

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* Confidential

                                        5
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that no such modification or amendment hereof shall affect its rights or duties unless it shall have given its prior written consent thereto;

               (f) it may execute or perform any duties hereunder either directly or through agents or attorneys;

               (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, or trustee for, any committee or body of holders of obligations of such Persons as freely as if it were not the Security Deposit Trustee hereunder;

               (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in any material expense or liability unless it has been furnished with reasonable indemnity;

               (i) except in so far as such provisions may conflict with or be limited by the terms hereof, the provisions applicable to the Security Trustee under the Security Agreement, insofar as they relate to this Agreement, are hereby incorporated by reference herein;

               (j) the standard of liability of the Security Trustee hereunder is as provided in Section 7.1 of the Security Agreement; and

               (k) the provisions of Section 7.5 of the Security Agreement shall be applicable to this Agreement, mutatis mutandis.

          SECTION 6.2 RESIGNATION OR REMOVAL.

               (a) Security Deposit Trustee may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Security Deposit Trustee as hereinafter provided.

               (b) Lender may remove Security Deposit Trustee at any time by giving notice to each other party to this Agreement. Borrower may remove Security Deposit Trustee at any time with the approval of Lender by giving written notice to Security Deposit Trustee (countersigned by Lender). Each such removal shall be effective only upon the appointment of a successor Security Deposit Trustee as hereinafter provided and upon payment of the existing Security Deposit Trustee's unpaid fees and expenses (including reasonable legal fees and disbursements).

               (c) In the event of any resignation or removal of Security Deposit Trustee, a successor Security Deposit Trustee shall be appointed by Lender. Such successor Security Deposit Trustee shall be (i) a bank or trust company organized under the laws of the United States of America (the "UNITED STATES") or of a State of the United States, having a corporate trust office in a State of the United States, and having a capital and surplus of not less than $500,000,000, or (ii) a foreign bank having a United States branch office in New York City, and having a capital and surplus of not less than $1,000,000,000. If a successor Security Deposit Trustee shall not have been appointed and shall not have accepted its appointment as Security

                                        6
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Deposit Trustee hereunder within 45 days after such notice of resignation of
Security Deposit Trustee or such notice of removal of Security Deposit Trustee, Security Deposit Trustee or Lender may apply to any court of competent jurisdiction to appoint a successor Security Deposit Trustee to act until such time, if any, as a successor Security Deposit Trustee shall have accepted its appointment as above provided. Any successor Security Deposit Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Deposit Trustee appointed by Lender. Any such successor Security Deposit Trustee shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Security Deposit Trustee shall succeed to all the rights and duties of Security Deposit Trustee hereunder and, upon payment of the existing Security Deposit Trustee's unpaid fees and expenses (including reasonable legal fees and disbursements), shall be entitled to receive all cash and investments then on deposit in the Securities Deposit Account from the predecessor Security Deposit Trustee.

               (d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which all or substantially all of the corporate trust business of the Security Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Security Trustee under this Security Agreement without further act.

     SECTION 7. DETERMINATIONS

          SECTION 7.1 DETERMINATIONS. Borrower, Lender and Security Deposit Trustee may establish procedures not inconsistent with this Agreement pursuant to which Security Deposit Trustee may conclusively determine, for purposes of this Agreement, the amounts from time to time to be transferred, distributed or paid by Security Deposit Trustee from cash available in the Securities Deposit Account. In the event of any dispute between the required signatories to a certificate to be delivered under this Agreement as to any amount payable in relation to such certificate, Security Deposit Trustee is authorized and directed to retain such disputed amount in its possession without liability to anyone until such dispute shall have been settled by mutual agreement of the signatories to such certificate or by a final order, decree or judgment of a Federal or State court of competent jurisdiction located in the State of New York, and time for an appeal has expired and no appeal has been perfected, but the Security Deposit Trustee shall be under no duty whatsoever to institute or defend any such proceedings. In the event of a dispute in relation to any other amount, Security Deposit Trustee shall act on the instructions of Lender.

          SECTION 7.2 CASH AVAILABLE. In determining the amount of cash available in the Securities Deposit Account at any time, in addition to any cash then on deposit in such Securities Deposit Account, Security Deposit Trustee shall treat as cash available the amount which Security Deposit Trustee would have received on such day if it had liquidated all the Permitted Investments (at then prevailing market prices) then on deposit in the Securities Deposit Account. Security Deposit Trustee will use its best efforts to sell Permitted Investments such that actual cash is available on each date on which each transfer, withdrawal or distribution is to be made pursuant to this Agreement so that Security Deposit Trustee can make such transfer,

                                        7
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withdrawal or distribution in cash on such date. The amount of any check or other instrument which may be deposited in the Securities Deposit Account shall not be treated as cash available until the final collection thereof.

     SECTION 8. MISCELLANEOUS

          SECTION 8.1 SEVERABILITY. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be, to the extent permitted by applicable Law, deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

          SECTION 8.2 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument; PROVIDED that, without limiting the effectiveness of any counterpart provided for above, the parties agree that one non-counterpart original shall be fully executed and delivered to Lender.

          SECTION 8.3 AMENDMENTS. This Agreement may not be amended, supplemented, waived or otherwise modified without the prior written consent of each of the parties hereto.

          SECTION 8.4 APPLICABLE LAW; JURISDICTION. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 8.5 NOTICES; PAYMENTS. All notices, demands, instructions and other communications of any kind required or permitted to be given to or made upon either party hereto or in respect of this Agreement shall be made in English, in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, by facsimile device, or by overnight service or prepaid courier service, and shall be deemed to be given for purposes hereof (A) if delivered in person or by overnight service or prepaid courier service, on the day that such writing is delivered, (B) if given by registered or certified mail on the date shown in the relevant receipt, or (C) if made by fax, upon receipt by the sender of transmission confirmation (PROVIDED, that any such fax transmission shall be confirmed by mailing a copy of such notice or transmission by registered mail). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 8.5, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) as follows:

Borrower:            Chautauqua Airlines, Inc.
                     2500 S. High School Road
                     Suite 160
                     Indianapolis, IN 46241-4943
                     Attn.:  ___________
                     Tel.:  (317) 484-6000

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                                    Fax:  (317) 484-6040

                                    with a copy to:

                                    Wexford Capital LLC
                                    411 West Putnam Avenue, Suite 125
                                    Greenwich, CT 06830
                                    Attn.: Jay Maymudes
                                    Tel.: (203) 862-7050
                                    Fax:  (203) 862-7350

Lender:                             [*]

Security Deposit Trustee:           JPMorgan Chase Bank
                                    450 West 33rd Street, 15th Floor
                                    New York, NY 10001
                                    Attention:  Institutional Trust Services
                                    Tel:  212-946-7711
                                    Fax:  212-946-8158/8159/8160

In each case herein in which a written notice to the Security Deposit Trustee is required, such notice shall be in form reasonably satisfactory to the Security Deposit Trustee.

          SECTION 8.6 BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Agreement.

          SECTION 8.7 SECURITIES ACCOUNT CONTROL AGREEMENT. Concurrently with the execution and delivery of this Agreement, the Securities Deposit Trustee shall execute and deliver the Securities Account Control Agreement (CH-282SK) dated as of December 27, 2001 among Borrower, Lender, the Security Deposit Trustee and JPMorgan Chase Bank, as Securities Intermediary.

        [REMAINDER OF PAGE INTENTIONALLY BLANK -- SIGNATURE PAGE FOLLOWS]

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* Confidential

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          IN WITNESS WHEREOF, the parties hereto have each caused this Security
Deposit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


CHAUTAUQUA AIRLINES, INC., as
Borrower                                       AGENCIA ESPECIAL DE
                                               FINANCIAMENTO INDUSTRIAL -
                                               FINAME, as Lender


By:                                            By:
    ----------------------------                   ----------------------------
   Name:                                          Name:
   Title:                                         Title:

                                               JPMORGAN CHASE BANK, in its
                                               capacity as Security Trustee and
                                               as Security Deposit Trustee


                                               By:
                                                   ----------------------------
                                                  Name:
                                                  Title:

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